Revenue	12 Months Ended
Dec. 31, 2021
Revenue [Abstract]
Revenue
3.	Revenue

Revenue from collaboration agreements for the year ended December 31, 2021 relates to the Research collaboration agreements the Group entered into with Mallinckrodt plc in July 2019, Takeda Pharmaceutical Company Limited in January 2020, AstraZeneca plc in March 2020, and Hansoh in October 2021.

Revenue comprised £392k of royalty income (2020: £226k; 2019: £73k) and £12,023k of Research collaboration income (2020: £5,253k; 2019: £171k). Disaggregation of Revenue from Contracts with Customers is as follows:

	Year ended December 31,
	2021	2020	2019
	£000s	£000s	£000s
Revenue from Contracts with Customers
Research collaboration - Mallinckrodt plc	8,748	3,817	171
Research collaboration - AstraZeneca	2,652	22	-
Research collaboration - Other	623	1,414	-
Research collaboration - total	12,023	5,253	171
Royalties	392	226	73
Total revenue from contracts with customers	12,415	5,479	244

Under our collaboration agreement with Mallinckrodt, we received an upfront cash payment of £16.4 million ($20 million) in 2019 and are eligible to receive specified development, regulatory and commercial milestone payments. We received milestone payments totalling £2.9 million or $4 million (2020: £1.4m; 2019: £1.7m) during the year ended December 31, 2021. In addition to these payments, Mallinckrodt has agreed to fund some of our research personnel and preclinical development costs. We recognize the upfront payment, milestone payments, payments for personnel costs and other research funding payments over time, in accordance with IFRS 15 para 35 c). During the year ended December 31, 2021, we recognized a total of £8.7 million in revenue under this agreement.

Under our collaboration agreement with AstraZeneca, we received an upfront cash payment of £17.1 million ($20 million) in 2020 with a further amount of £30.8 million ($40 million) received in May 2021. We are also eligible to receive specified development and commercial milestone payments as well as tiered royalties on net sales, if any. We recognize the upfront payment and milestone payments over time, in accordance with IFRS 15 para 35 c). During the year ended December 31, 2021, we recognized a total of £2.7 million in revenue under this agreement.

We entered into a collaboration agreement with Hansoh on October 15, 2021. We received a $16 million (equivalent to approximately £10.7 million, net of taxes based on the exchange rate at the payment date) upfront payment to us in December 2021. We are eligible to receive up to $1.3 billion in additional development, regulatory and commercial milestones. We will also receive royalties tiered from low double-digit to mid-teens on Hansoh net product sales. We recognize the upfront payment and milestone payments over time, in accordance with IFRS 15 para 35 c). There have been minimal activities performed in respect of this agreement to date.

We entered into a Technology Evaluation Agreement with Takeda on January 7, 2020 to explore the potential of our platform to generate siRNA molecules against a novel, undisclosed target controlled by Takeda. Under our collaboration agreement, we received a milestone payment of £1.6 million ($2 million) during the year ended December 31, 2020. We recognize the milestone payments over time, in accordance with IFRS 15 para 35 c). Our activities under the Technology Evaluation Agreement were effectively complete as of June 30, 2021.